[logo - American FundsSM]

The right choice for the long termSM

Capital World Bond Fund

Marking 15 years

Annual report for the year ended September 30, 2002

[cover: close-up of Euro currency and a cup of coffee]

CAPITAL WORLD BOND FUND(R)

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

Capital World Bond Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                  page

Letter to shareholders                                       1
The value of a long-term perspective                         3
Marking 15 years                                             4
Investment portfolio                                         9
Board of Directors                                          28
American Funds family                               back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated.

For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

The fund's 30-day yield for Class A shares as of September 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 4.79%. The fund's distribution rate for Class A shares as of that date was 1.97%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.

FELLOW SHAREHOLDERS:

During the past fiscal year, sluggish growth hobbled the world's largest economies, pushing stock prices lower worldwide. Many investors sought refuge in government securities and top-quality corporate debt, boosting prices for these high-quality bonds. Capital World Bond Fund benefited from these conditions and from a strengthening of key currencies against the U.S. dollar.

For the fiscal year ended September 30, 2002, Capital World Bond Fund produced a total return of 9.0%. Dividends paid by the fund totaled 32 cents a share, providing an income return of 2.2%.

For the same period, the average total return of global income funds tracked by Lipper was 6.3%, while the Salomon Smith Barney Broad Investment-Grade Bond Index, a proxy for the U.S. bond market, rose 8.4%. Additionally, the Salomon Smith Barney World Government Bond Index, which previously served as a benchmark for the fund, gained 10.5%. Going forward, we intend to use the Lehman Brothers Global Aggregate Bond Index as the fund's benchmark because we believe that its inclusion of corporate debt offers a more appropriate comparison for the mix of securities held by the fund. Over the past fiscal year, this Lehman index produced a 9.4% return. Importantly, the Salomon and Lehman indexes are unmanaged and their results do not include expenses.

A WORLD OF SHIFTING EXPECTATIONS

The fund's fiscal year began in October 2001, when the world's three largest economies -- the United States, Japan and Germany -- were all in recession. The attacks of September 11 had created further uncertainty for investors hoping for a quick recovery. Slow economic growth usually dampens stock prices, but is often beneficial for bondholders because it eases inflationary pressures and typically leads to lower interest rates, thus boosting the price of existing bonds.

[Begin Sidebar]
RESULTS AT A GLANCE
(as of September 30, 2002, with all distributions reinvested)

                                 Average
                             annual compound               Total
                                 returns                   returns
One year                          --                        +9.0%
Five years                        +3.4%                    +18.0
Ten years                         +5.6                     +71.8
Lifetime                          +7.0                    +180.2
[End Sidebar]

By early November, the mood of the U.S. bond market changed as prospects for renewed growth emerged. Bond prices began to fall, with U.S. Treasury and European government bonds affected most. Conversely, lower rated, high-yield corporate bonds began to rise in value. This segment of the bond market is uniquely sensitive to economic recovery because stronger growth tends to diminish some of the risk attached to these companies. The fund's holdings in non-investment-grade corporate bonds helped to bolster the fund's returns during the first half of the fiscal year, when many high-quality bonds were declining in value.

The second half of the fund's fiscal year, beginning in April 2002, ushered in new concerns about the health of the world's major economies and a reversal in bond market trends. Stock markets around the world declined steadily, and investors once again sought refuge in high-quality bonds. This trend helped to boost the value of the fund's holdings in U.S. Treasuries, federal agency debt and European government bonds. About the same time, the U.S. dollar began to weaken against the euro and a handful of other currencies, which contributed significantly to the fund's returns.

EUROPE

In 2002, Europe faced economic policy uncertainties with important elections in France and Germany and with the tough anti-inflationary stance of the European Central Bank. The tentative economic recovery that began in early 2002 appeared to falter by mid-summer as global economic conditions weakened. As a result, government bonds throughout the region rallied, lending strong support to the fund's returns. In addition, the sharp rise in the value of the euro versus the U.S. dollar magnified returns on euro-zone bonds held by the fund (35% of net assets). The Swedish kronor and Danish kroner also strengthened against the dollar, bolstering the fund's investments in those countries (3% and 7% of net assets, respectively).

[Begin Sidebar]
DIVIDENDS TO RISE

Beginning with the December 2002 payment, the quarterly dividend is expected to increase to 12 cents a share from 8 cents. This increase is the result of a reduction in currency losses in the fund, which previously limited amounts available for dividends. In addition to the increase in the regular dividend, the fund intends to pay a special dividend of 4 cents a share in December.
[End Sidebar]

JAPAN

Although the Japanese economy pulled out of recession in the spring of 2002, growth has been meager, relying heavily on export activity. Domestic conditions continue to limit growth: Consumer prices are falling (deflation), unemployment is high, the government deficit is large, the national debt is high and rising, and Japanese banks remain saddled with large amounts of bad loans. During the past year, Japanese government bonds posted a modest return in local currency terms, but yen weakness late in the fiscal period erased most of that gain. Over the past few years, the fund has reduced its exposure to Japan in light of the country's domestic challenges and dimming prospects for attractive returns; our exposure to Japan now totals 9.8% of net assets.

DEVELOPING MARKETS

Bonds from developing nations produced mixed returns over the year. Nonetheless, the fund's carefully selected holdings in this sector (about 8.8% of assets) contributed positively to results. Among those posting solid gains were Russia, Poland, Mexico and South Africa. Most of the fund's holdings in developing country bonds (which include both investment- and non-investment-grade debt) are denominated in U.S. dollars, but the fund also holds investments in the local currencies of Hungary and Poland.

CORPORATE BONDS

About 29% of the fund's assets are invested in corporate bonds, including U.S. and non-U.S. corporate debt. In general, higher quality corporate bonds held up better than did lower quality, high-yield corporate debt, which lost favor with investors during the second half of the fiscal year and moderated the fund's returns overall. Some of the weakest corporate holdings were in the telecommunications and utility sectors. In contrast, euro-denominated, higher quality corporate bonds generally fared well and supported the fund's results. Despite gains in some markets, corporate bond returns on balance lagged those of comparable government bonds.

OPPORTUNITIES IN CHANGING MARKETS

This year, Capital World Bond Fund marks its fifteenth year. Since the fund's inception, world bond markets have changed considerably, offering investors a growing variety of investment choices. To learn more about the fund's history and changes affecting global bond markets, please see our feature article beginning on page 4, "Marking 15 years."

During the past year, net assets of the fund grew more than 40%, reflecting greater investor interest in global bond investments. While we continue to believe that international markets offer some of the best opportunities for bond investors, we caution shareholders that low interest rates in developed markets could diminish the opportunities for capital appreciation in the year ahead. Nonetheless, our global research efforts -- a hallmark of the American Funds -- are entirely devoted to identifying undervalued securities among the varied markets of the world.

We welcome our new shareholders and extend our gratitude to our many long-time shareholders. We value your ongoing support and confidence.

Cordially,
/s/ Paul G. Haaga, Jr.                  /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                      Abner D. Goldstine
Chairman of the Board                   President

November 13, 2002

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown over the fund's lifetime

[mountain chart]

Year           Salomon Smith Barney World       Capital World      Consumer Price        Original        Lehman Brothers Global
Ended 9/30     Government Bond Index(2)         Bond Fund(2)       Index (inflation)(3)  Investment      Aggregate Bond Index (1,2)
1987 (4)       $9,866                           $9,589             $10,105               $10,000         $ 9,866
1988           $11,281                          $10,852            $10,527               $10,000          11,281
1989           $12,014                          $11,444            $10,984               $10,000          12,014
1990           $12,920                          $12,354            $11,661               $10,000          12,949
1991           $14,866                          $14,343            $12,056               $10,000          14,937
1992           $17,586                          $15,699            $12,417               $10,000          17,259
1993           $19,190                          $17,332            $12,750               $10,000          18,744
1994           $19,537                          $17,225            $13,128               $10,000          18,716
1995           $22,699                          $20,343            $13,462               $10,000          21,670
1996           $23,652                          $21,903            $13,866               $10,000          22,913
1997           $24,222                          $22,863            $14,165               $10,000          24,155
1998           $27,026                          $24,330            $14,376               $10,000          27,263
1999           $27,155                          $24,252            $14,754               $10,000          26,852
2000           $26,096                          $23,308            $15,264               $10,000          26,269
2001           $27,834                          $24,748            $15,668               $10,000          28,364
2002           $30,748                          $26,967            $15,905               $10,000          31,019

[end chart]


AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                               Periods ended
                                                   9/30/02
CLASS A SHARES*
Reflecting 3.75% maximum sales charge

One year                                           +4.88%
Five years                                         +2.57%
Ten years                                          +5.16%

*Results for other share classes can be found on page 27.


1 The Lehman Brothers Global Aggregate Bond Index did not exist until December 31, 1989. For the period August 4, 1987 to December 31, 1989, the Salomon Brothers World Government Bond Index results were used.

2  With dividends and capital gains reinvested or interest compounded.

3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4 For the period August 4, 1987 (when the fund began operations) through September 30, 1987.

   The fund's results in this chart reflect payment of the maximum sales charge of 3.75%, so the net amount invested was $9,625 versus $10,000 in the indexes. Prior to January 10, 2000, the maximum sales charge was 4.75%. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

   Past results are not predictive of future results. No adjustments have been made for income or capital gain taxes.

[photograph: close-up of Euro currency]

MARKING 15 YEARS

In January of this year, 12 European countries surrendered their national currencies and adopted the newly minted euro. Fifteen years ago, monetary union was only a dream, an ambition decried by many in Europe. Today, it is a reality.

Europe's monetary union and the euro itself vividly symbolize the changes that have occurred in international markets since Capital World Bond Fund began operations in August 1987. "We launched the fund at a time when non-U.S. bond markets were beginning to expand and to attract serious investor interest," recalls Abner Goldstine, president of the fund from its beginning. "We knew we had the global research capability to support the effort and wanted to give investors the flexibility to capitalize on fixed-income opportunities wherever they occurred."

In the next few pages, we will look at some of the developments that have affected the fund over the past 15 years and some of the opportunities that may lie ahead.

A BROADENING GLOBAL MARKET

The past 15 years have been marked by an extraordinary expansion in global capital flows. Debt has become increasingly important in fostering global economic growth. Governments regularly rely on such financing for economic management, and to strengthen infrastructure and support social programs. Corporations rely on debt issues to help them access new financial markets and to fund new investments.

Meantime, global investment opportunities have been facilitated by the easing of regulatory barriers and by advances in technology and communications. These developments have also helped to improve liquidity in many debt markets outside of the United States. European bond markets stand out among those experiencing significant changes and expansion since the fund's inception.

[Begin Sidebar]
Beginning below and continuing on the following pages is a look at the fund's 15-year history, including calendar year (except where noted) total returns with distributions reinvested. We have also indicated the most significant factors -- economic, political or otherwise -- that impacted the fund's results.

'87
+13.9%
(8/4/87 - 12/31/87)
Capital World Bond Fund commenced operations on 8/4/87. In the fourth quarter, sweeping worldwide declines in stocks -- triggered by "Black Monday" in the U.S. stock market -- were followed by strengthening bond prices.

'88
+2.7%
Faced with continued strong economic growth, the central banks of a number of major developed nations demonstrated their resolve to restrain inflationary forces by raising interest rates.

'89
+4.6%
The economic integration of Western Europe, the opening of Eastern Europe and continued rapid growth in the Far East exerted a strong influence on the world's bond markets. Interest rates continued to rise, and German bond yields exceeded their U.S. counterparts for the first time since the 1970s.

'90
+11.6%
Interest rates moved up immediately after Iraq's invasion of Kuwait, then began falling in most markets as it became clear that war-depressed consumer attitudes and higher oil prices were taking their toll on the major industrialized economies.
[End Sidebar]

When we first reported to shareholders in September 1987, seven countries were represented in the fund's portfolio: the United States, Japan, Germany, the United Kingdom, Canada, Australia and Sweden. At that time, European countries such as France, Italy, Spain, Portugal and Ireland were considered unattractive to investors and too risky for the fund. Today, however, many of these same countries are mainstays in the fund's portfolio. The notable difference between then and now is the implementation of monetary union. The terms and conditions for monetary union brought about fundamental changes in the finances and economies of these countries, which helped to make their debt more attractive.

Over the years, the fund's portfolio has grown to include government and corporate securities from nearly three dozen countries. The number of currencies represented has also expanded from 6 in 1987 to 13 currently -- despite the fact that the introduction of the euro has supplanted 12 formerly separate national currencies. Importantly, for the fund and its shareholders, ongoing growth in global trade and increased access to overseas markets are likely to create additional investment opportunities over the next decade.

ADDING DIVERSITY TO A GLOBAL PORTFOLIO

Capital World Bond Fund offers investors a way in which to participate in these expanding opportunities. A key to the fund's value is its ability to seek the best possible investments across so many markets. By building a portfolio based on intensive research into the economies of a variety of countries as well as into individual issuers and bonds -- research that delves into monetary, political, fiscal and currency conditions -- the fund can achieve the full value of diversification.

The first chart on page 6 ("Best world bond markets") helps to convey the importance of that diversity. At any given time, prospects are better in some markets than in others. Over the past 15 years, the best bond market returns varied from country to country, as the chart depicts. Additionally, currency relationships are constantly changing. In the past fiscal year alone, the euro fluctuated more than 17% (low to high) against the U.S. dollar, while the yen has varied some 16% (low to high). These changes can significantly impact returns for investors.

Capital World Bond Fund, with its increasingly diversified portfolio, has been able to capitalize on these changes and the shifting fortunes of global markets. Since inception, the fund has done well in relation to its mutual fund peer group. Its lifetime average annual compound return of 7.0% compares with the Lipper Global Income Fund average of 6.1%.

LOWER INFLATION LEADS TO LOWER INTEREST RATES

Over the life of the fund, government bond yields around the world have declined, as the table on the following page shows. These lower yields are largely the result of declining rates of inflation, which are partly due to increased global competition and free trade. Low inflation has helped to make these lower yields more palatable to investors. Moreover, declining interest rates generally translate into rising bond prices.

[Begin Sidebar]
'91
+15.3%
Japanese bonds became the second-largest holding in the fund as the Bank of Japan attempted to lower inflation and interest rates declined. Recessions reduced inflation in many English-speaking countries, and high interest rates caused continuing economic weakness in Europe.

'92
+0.8%
The fund benefited from declining U.S. and Japanese interest rates, while Europe experienced sharp gyrations in European currency markets and great uncertainty over a timetable for the creation of a single currency.

'93
+16.7%
Virtually the entire European continent was in recession. Yields fell as budget deficits worsened. By hedging some of our European holdings back into U.S. dollars, the fund was able to participate in these markets' gains.

'94
-1.4%
This was arguably the most trying year for bond investors in well over a decade. In an unusual move, world bond prices tumbled in concert and yields rose sharply amid fears of future inflation. The U.S. Federal Reserve increased interest rates six times.
[End Sidebar]

[Begin Sidebar]

Best world bond markets

Year                 Best non-U.S.               Best non-U.S. bond              U.S. bond
                      bond market                   market return              market return
                                                  (in U.S. dollars)

1987                United Kingdom                     +46.6%                     +1.9%
1988                   Australia                       +28.8                      +7.0
1989                    Canada                         +16.2                     +14.4
1990                United Kingdom                     +30.9                      +8.6
1991                   Australia                       +23.5                     +15.3
1992                     Japan                         +10.8                      +7.2
1993                     Japan                         +27.6                     +10.7
1994                    Belgium                        +12.2                      -3.4
1995                    Sweden                         +34.8                     +18.3
1996                     Italy                         +27.2                      +2.7
1997                United Kingdom                     +10.3                      +9.6
1998                    France                         +21.3                     +10.0
1999                     Japan                         +15.5                      -2.4
2000                    Canada                          +6.8                     +13.5
2001                    Greece                          +2.0                      +6.7

Source: Salomon Smith Barney World Government Bond Index



10-year government bond yields

September 30                 1987          1992          1997         2002

Australia                    12.7%         9.0%          6.2%         5.3%
Canada                       11.0          8.0           5.8          4.8
France                       10.3          8.7           5.5          4.4
Germany                       6.5          7.6           5.5          4.3
Japan                         6.7          4.9           2.2          1.2
United Kingdom               10.0          9.0           6.4          4.4
United States                 9.6          6.4           6.1          3.6

Source: MSCI Blue Book
[End Sidebar]

Of course, declining interest rates make it difficult to maintain a steady level of income. To help address this concern, the fund broadened its mandate in November 1999, allowing up to 25% of fund assets to be invested in higher yielding bonds of lower rated developing countries and corporations. These two segments of the world bond market arguably offer some of the greatest potential for long-term capital appreciation, while providing attractive levels of current income. The past 15 years provide ample evidence to support this view.

When Capital World Bond Fund was launched in 1987, it was designed as a high-quality global bond portfolio consisting mainly of government bonds from around the world. At that time, the universe of bonds available was more limited. Since then, the selection of fixed-income opportunities has increased dramatically. Today, investment-grade bonds can be found in the Czech Republic, Greece, Mexico, Poland, South Africa and South Korea -- all of which were high-risk credits when the fund began.

Finally, by expanding the fund's parameters to include a selection of lower rated credits, the fund is able to participate more fully in the opportunities for global expansion. "Thorough research is key to investing in high-yield bonds," notes Susan Tolson, a portfolio counselor for Capital World Bond Fund who specializes in high-yield debt. "It helps minimize defaults and allows the fund to reap greater value than from higher quality securities, since there are more opportunities for lower rated bonds to be upgraded."

[Begin Sidebar]
'95
+21.4%
Lower inflation and slower economic growth were beneficial for bonds around the world. After the Japanese yen rose and then fell sharply, we halved our position in Japanese bonds and benefited from hedging a portion of our yen exposure back into U.S. dollars.

'96
+6.3%
Limiting our exposure to Japanese yen paid off. In addition, our holdings of European bonds significantly added to the fund's total return as yields fell throughout Europe.

'97
-0.4%
A strengthening U.S. dollar dampened or eliminated gains in most global bond markets, many of which posted solid gains in local currency terms.

'98
+10.2%
Financial turmoil in developing markets, a default by Russia and problems at Long-Term Capital Management hedge fund sparked a global flight to quality. Government bonds posted strong gains in many countries, while other bond sectors languished. The dollar weakened.
[End Sidebar]

ADAPTING TO A CHANGING WORLD

The launch of the euro inaugurated a new era for Europe and set the stage for further growth of bond markets throughout Europe. These markets, once dominated by government debt, are now expanding to encompass corporate bonds of nearly every credit category. As the success of the European venture continues, Eastern European countries are vying for admission to the European community. This momentum for open markets and fewer trade barriers is firmly rooted in the progress of the past decade and unlikely to wane in the years ahead.

Looking back over 15 years, we can unequivocally say that the fund's ability to invest in a range of world markets has been a distinct advantage. It has helped the fund respond effectively to changes in interest rates and currency relationships. Further, it has allowed the fund to participate in the expansion of both free enterprise and the free flow of capital around the world.

After 15 years of significant changes in global bond markets -- and the prospect of many more to come -- we are as committed as ever to the objectives of this fund. In the fund's first annual report, we wrote, "Capital World Bond Fund offers investors an important advantage: the flexibility to capitalize on attractive opportunities in fixed-income securities anywhere in the world." The intervening years have only expanded those opportunities, enhancing prospects for the fund.

[Begin Sidebar]
BRINGING EXPERIENCE TO BEAR ON A CHANGING MARKET

Capital World Bond Fund's approach to managing investments is well suited to seeking the best values in global fixed-income markets. For years, Capital Research and Management Company, adviser to the American Funds, has utilized a system of multiple portfolio counselors who consult with each other regularly but manage segments of the portfolio individually according to their highest convictions. This brings a natural diversity of investment styles to the portfolio-building process. Importantly, this system also brings a vast storehouse of experience to the task. In the case of Capital World Bond Fund, the five portfolio counselors have 92 years of portfolio management among them. Here's a bit of background on each one:

o James Mulally, who has a quarter century in the business, joined Capital in 1980 and spent five years in the London office of Capital. He is a graduate of Dartmouth with an MBA from Columbia University.
o Mark Dalzell has been managing international fixed-income investments for 17 years, including a long period in Capital's London office after joining the company in 1988. He has a degree in international affairs from Princeton and an advanced degree in public policy from Harvard.
o Thomas Hogh, who is based in London, joined Capital in 1990. Prior to that he was with a leading Danish banking institution. He has a master's degree in international monetary economics and finance from the University of Copenhagen and an MBA from Columbia.
o Robert Neithart, who joined Capital in 1987, specializes in emerging markets fixed-income securities as well as global bonds and macroeconomics. He has an economics degree from Occidental College.
o Susan Tolson, who joined Capital in 1990, has 14 years' experience as an analyst and portfolio counselor, focusing on high-yield bonds. She has an undergraduate degree from Smith College and an MBA from Harvard.
[End Sidebar]

[Begin Sidebar]
'99
-3.2%
A return to strong economic growth ended the flight to quality, and bond prices weakened as central banks hiked short-term interest rates. The dollar strengthened on its way to new highs, and the stock market rallied. In November, shareholders approved a proposal allowing the fund to invest up to 25% of assets in below-investment-grade debt.

'00
+1.5%
Major stock markets peaked early in the year, then tumbled. Bond returns were largely positive in these markets, with long-term government bonds producing better results than short-term debt. However, the continued strength of the dollar diminished global returns for U.S. investors.

'01
+1.5%
Central banks around the world reduced interest rates as Germany, Japan and the United States all slid into recession. September 11 sparked a brief flight to quality, but most bond market gains were erased late in the year when hopes for a global recovery pushed interest rates higher. In July, the dollar hit a peak against the euro.

'02
+8.5% (1/1/02 - 9/30/02) Corporate accounting scandals and faltering global recoveries fueled a renewed flight to quality and a major decline in global stock prices. Government bond prices rose as U.S. interest rates declined to 40-year lows. The U.S. dollar began to depreciate. [End Sidebar]

[pie chart]
PORTFOLIO BY TYPE OF SECURITY
BY COUNTRY                                   Percent of
                                             Net Assets
Non-U.S. government/agency securities           47.0%
U.S. corporate bonds                            18.9
Non-U.S. corporate bonds                        10.3
Mortgage- and asset-backed securities            8.3
U.S. Treasury notes & bonds                      8.3
U.S. government agency notes & bonds             2.8
Cash & equivalents                               4.4
[end chart]

QUALITY BREAKDOWN
Investment-grade bonds     80.1%
Non-investment-grade bonds 15.5
 Corporate bonds           11.1
 Developing country bonds   4.4
Cash & equivalents          4.4

CAPITAL WORLD BOND FUND NET ASSETS
                       Before      After
                       currency    currency
                       hedging     hedging

United States          41.8%       38.5%
Europe                 43.2        48.2
Japan                   9.4         9.8
Dollar Bloc*            5.1         3.0
Other                   0.5         0.5

                      100.0%      100.0%

Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

*Dollar block includes Australia, Canada and New Zealand.


WHERE THE FUND'S ASSETS ARE INVESTED...
....and how those markets have done over the past year
as of September 30, 2002

                           CAPITAL WORLD BOND FUND          GOVERNMENT BOND
                                                        MARKET TOTAL RETURNS (3)
                                                             12 months ended
                                                             September 30, 2002
                                Currency                  In local     In U.S.
                                weighting                 currency     dollars
 Country                    (after hedging)

United States(1)                38.5%                        10.3%      10.3%
European Monetary Union (2)     34.9                          8.4       17.6
Japan                            9.8                          2.4        0.2
Denmark                          6.9                          7.5       16.8
Sweden                           2.7                          7.1       23.2
Hungary                          1.8                           *         *
New Zealand                      1.6                          7.4       23.9
Poland                           1.1                           *         *
Australia                        0.7                          5.7       16.4
Canada                           0.7                          8.1        7.6
United Kingdom                   0.6                          9.3       16.9
South Africa                     0.5                           *         *
Norway                           0.2                          7.1       28.2
                               100.0

*This market is not included in the index.
(1)Includes U.S. dollar-denominated bonds of other countries, totaling 9.1% (see pages 12-16).
(2)Euro-denominated bonds including corporate and European government debt, as well as bonds denominated in German marks (1.9%). European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
(3)Source: Salomon Smith Barney World Government Bond Index, based on bonds with remaining maturities of at least one year.

Capital World Bond Fund
Investment portfolio, September 30, 2002


                                                                                                          Principal
                                                                                                             amount        Market
                                                                                                               (000) or     value
Fixed-income securities                                                                                      shares          (000)

Euros -  31.86%
German Government:
5.00% 2002                                                                                              Euro  5,770      US$5,709
7.25% 2002                                                                                                    1,420         1,405
7.125% 2003                                                                                                   4,908         4,907
7.50% 2004                                                                                                       45            48
6.50% 2005                                                                                                    9,000         9,672
6.875% 2005                                                                                                   4,974         5,345
4.50% 2006                                                                                                    4,150         4,252
6.00% 2006                                                                                                    1,800         1,921
6.00% 2007                                                                                                      600           655
5.25% 2008                                                                                                   11,351        12,049
3.75% 2009                                                                                                    5,250         5,154
5.25% 2010                                                                                                    5,030         5,344
5.375% 2010                                                                                                   6,650         7,120
6.25% 2024                                                                                                    2,750         3,212
6.25% 2030                                                                                                    7,000         8,322
Greece (Republic of):
8.90% 2004                                                                                                    1,761         1,884
8.80% 2007                                                                                                    7,424         8,898
8.60% 2008                                                                                                    5,664         6,839
7.50% 2013                                                                                                    1,886         2,296
Netherlands Government:
6.00% 2006                                                                                                    2,000         2,136
3.75% 2009                                                                                                    2,195         2,139
5.00% 2012                                                                                                   11,250        11,652
7.50% 2023                                                                                                    1,500         1,971
5.50% 2028                                                                                                      250           269
French Government:
4.50% 2003                                                                                                      100           100
OAT 5.25% 2008                                                                                                1,606         1,692
OAT 0% 2019                                                                                                  17,450         7,500
OAT 5.50% 2029                                                                                                3,000         3,219
Bayerische Vereinsbank:
5.00% 2008                                                                                                    2,000         2,060
5.50% 2008                                                                                                    9,226         9,735
Spanish Government:
6.00% 2008                                                                                                    3,986         4,342
6.15% 2013                                                                                                    6,653         7,443
Italian Government BTPS:
6.00% 2007                                                                                                    3,744         4,075
5.00% 2008                                                                                                    2,000         2,085
mmO2 6.375% 2007                                                                                              4,250         3,928
Rheinische Hypothekenbank Eurobond 4.25% 2008                                                                 3,000         2,981
Finland (Republic of) 5.75% 2011                                                                              2,650         2,875
Vodafone AirTouch PLC 5.75% 2006                                                                                600           615
Mannesmann Finance BV 4.75% 2009                                                                              2,000         1,899
AT&T Corp. 6.00% 2006 (1)                                                                                     2,585         2,403
Deutsche Telekom International Finance BV:
7.50% 2007                                                                                                      250           259
8.125% 2012                                                                                                   1,845         1,953
Bulgaria (Republic of) 7.50% 2013                                                                             2,188         2,090
Telefonaktiebolaget LM Ericsson 6.375% 2006                                                                   2,500         1,767
British Telecommunications PLC 7.125% 2011                                                                    1,500         1,591
El Paso Corp.:
5.75% 2006                                                                                                    1,000           653
7.125% 2009                                                                                                   1,055           703
PTC International Finance II SA 11.25% 2009                                                                   1,250         1,269
Koninklijke KPN NV 4.75% 2008                                                                                 1,250         1,156
Household Finance Corp.:
5.00% 2006                                                                                                      300           269
5.125% 2009                                                                                                   1,000           833
Sonera Corp. 5.625% 2005                                                                                      1,000         1,013
Ing Verzekeringen NV 6.25% 2021 (2)                                                                           1,000         1,011
MBNA Europe Funding PLC 6.50% 2007                                                                            1,000         1,007
Corporacion Andina de Fomento 4.75% 2004                                                                      1,000           994
Antenna TV S.A. 9.75% 2008                                                                                    1,000           711
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments (undated) (2)                               570           624
Romania (Republic of):
10.625% 2008                                                                                                    265           289
8.50% 2012                                                                                                      235           233
France Telecom 7.25% 2008                                                                                       500           518
Standard Chartered Capital Trust I 8.16% (undated) (2)                                                          280           296
Royal Bank of Scotland 4.875% 2009                                                                              250           250
                                                                                                                          189,640

Japanese yen -  9.39%
Japanese Government:
0.40% 2006                                                                                              Yen 150,000         1,242
0.90% 2008                                                                                                1,795,000        15,105
1.80% 2010                                                                                                  480,000         4,245
1.30% 2011                                                                                                  252,000         2,125
Fannie Mae 2.125% 2007                                                                                    1,350,000        12,113
International Bank for Reconstruction and Development:
4.50% 2003                                                                                                  204,000         1,710
4.75% 2004                                                                                                  450,000         4,080
KfW International Finance Inc. 1.00% 2004                                                                   520,000         4,362
Spain (Kingdom of) 3.10% 2006                                                                               455,000         4,164
SHL 1999-1 Corp. Ltd.:
Class A-2, 0.765% 2024 (2)                                                                                  123,292         1,016
Class A-3, 2.09% 2024                                                                                       237,099         2,010
Ontario (Province of) 1.875% 2010                                                                           225,000         1,999
                                                                                                                           54,171

New Zealand dollars -  3.19%
New Zealand Government:
8.00% 2004                                                                                                NZ$ 3,500         1,701
8.00% 2006                                                                                                    3,000         1,517
7.00% 2009                                                                                                    8,725         4,323
6.50% 2013                                                                                                    3,000         1,453
4.50% 2016 (3)                                                                                               11,870         5,793
Canadian Government 6.625% 2007                                                                               7,500         3,598
                                                                                                                           18,385

Danish kroner -  3.06%
Nykredit:
6.00% 2029                                                                                               DKr 51,460         6,899
7.00% 2029                                                                                                    9,102         1,248
Denmark (Kingdom of):
8.00% 2003                                                                                                   10,000         1,368
7.00% 2004                                                                                                    6,000           856
5.00% 2005                                                                                                   21,000         2,894
6.00% 2009                                                                                                    2,800           411
Danske Kredit:
6.00% 2029                                                                                                   25,023         3,354
7.00% 2029                                                                                                    4,641           637
                                                                                                                           17,667

German marks -  1.90%
Ford Motor Credit Co. 5.25% 2008                                                                           DM 21275         9,796
Telstra Corp. Ltd. 5.125% 2008                                                                                2,250         1,151
                                                                                                                           10,947

Hungarian forint -  1.77%
Hungarian Government:
8.50% 2006                                                                                              HUF 450,000         1,839
6.25% 2007                                                                                                1,085,000         4,082
6.75% 2013                                                                                                1,100,000         4,265
                                                                                                                           10,186

Swedish kronor -  1.55%
Swedish Government:
6.00% 2005                                                                                                SKr 5,000           559
8.00% 2007                                                                                                    5,000           620
5.00% 2009                                                                                                   10,000         1,095
5.25% 2011                                                                                                   40,500         4,486
Stadshypotek AB 5.50% 2008                                                                                   12,000         1,306
AB Spintab 6.00% 2009                                                                                         8,000           906
                                                                                                                            8,972

Australian dollars -  1.48%
News America Holdings Inc. 8.625% 2014                                                                     A$ 9,000         4,931
Australian Government:
10.00% 2002                                                                                                     550           299
6.75% 2006                                                                                                    2,000         1,153
10.00% 2006                                                                                                   1,000           626
8.75% 2008                                                                                                    1,500           959
New South Wales Treasury Corp. 7.00% 2004                                                                     1,000           558
                                                                                                                            8,526

Polish zloty -  1.05%
Polish Government:
8.50% 2004                                                                                                  PLZ 900           224
8.50% 2005                                                                                                    7,250         1,831
8.50% 2006                                                                                                    3,500           887
8.50% 2006                                                                                                    3,000           768
6.00% 2010                                                                                                   10,100         2,377
                                                                                                                            6,087

British pounds -  0.63%
United Kingdom 7.25% 2007                                                                               Pound 1,250         2,239
Halifax Building Society 11.00% 2014                                                                            600         1,396
                                                                                                                            3,635

Canadian dollars -  0.50%
Canadian Government:
7.25% 2003                                                                                                 C$ 2,500         1,623
7.25% 2007                                                                                                      600           429
5.50% 2010                                                                                                    1,250           829
                                                                                                                            2,881

South African rands -  0.47%
South Africa (Republic of):
13.00% 2010                                                                                              ZAR 17,500         1,770
13.50% 2015                                                                                                   8,500           933
                                                                                                                            2,703

Norwegian kroner -  0.34%
Norwegian Government 6.75% 2007                                                                          NOK 14,200         1,967
                                                                                                                            1,967

U.S. dollars -  37.43%
U.S. Treasury notes & bonds:
3.25% 2004                                                                                                US$ 1,500         1,539
6.00% 2004                                                                                                    1,150         1,242
6.50% 2005                                                                                                    2,800         3,129
6.50% 2005                                                                                                      700           788
6.875% 2006                                                                                                   1,500         1,738
6.125% 2007 (4)                                                                                               1,345         1,559
6.25% 2007 (4)                                                                                                1,095         1,266
5.625% 2008 (4)                                                                                                 800           914
6.00% 2009 (4)                                                                                                7,400         8,665
5.75% 2010 (4)                                                                                                2,050         2,382
6.50% 2010                                                                                                      635           766
5.00% 2011                                                                                                    8,200         9,106
7.50% 2016 (4)                                                                                                1,900         2,523
6.125% 2027 (4)                                                                                               2,200         2,615
3.625% 2028  (3) (4)                                                                                          1,921         2,262
5.25% 2028 (4)                                                                                                1,250         1,328
5.25% 2029                                                                                                    5,675         6,040
Freddie Mac:
5.50% 2017                                                                                                    1,500         1,546
6.50% 2016 - 2017                                                                                             2,529         2,653
6.00% 2017 - 2032                                                                                             4,949         5,125
Fannie Mae:
6.00% 2008 (4)                                                                                                1,000         1,129
5.25% 2009 (4)                                                                                                1,700         1,851
5.50% 2017                                                                                                    2,824         2,913
Series 2002-W7, Class A-2, 4.80% 2022 (5)                                                                     1,000         1,030
Series 2001-4, Class GA, 10.073% 2025 (2)  (5)                                                                  135           155
6.25% 2029 (4)                                                                                                1,100         1,231
Russian Federation: (5)
8.25% 2010                                                                                                      250           250
5.00% 2030 (2)                                                                                                8,350         5,897
Clear Channel Communications, Inc.:
7.25% 2003                                                                                                    1,500         1,525
7.65% 2010 (4)                                                                                                2,250         2,365
Development Bank of Singapore Ltd.: (1)
7.875% 2010 (4)                                                                                               1,250         1,472
7.125% 2011                                                                                                     800           900
DBS Capital Funding Corp. 7.657% noncumulative guaranteed preferred (undated) (1)  (2)                        1,300         1,435
Sprint Capital Corp.:
7.125% 2006 (4)                                                                                               2,515         1,886
6.00% 2007                                                                                                      500           350
7.625% 2011                                                                                                     920           630
8.75% 2032                                                                                                      655           439
United Mexican States Government Eurobonds, Global:
10.375% 2009                                                                                                    250           291
8.375% 2011                                                                                                     750           791
7.50% 2012                                                                                                      700           710
11.375% 2016                                                                                                    400           493
8.30% 2031                                                                                                      950           924
Koninklijke KPN NV:
8.00% 2010                                                                                                    2,160         2,387
8.375% 2030                                                                                                     550           591
Crown Castle International Corp.:
0%/10.625% 2007 (4) (6)                                                                                       2,950         2,006
12.75% senior exchangeable preferred 2010 (7)  (8)                                                       622 shares           292
0%/10.375% 2011 (6)                                                                                         US$ 950           418
Bulgaria Republic 8.25% 2015                                                                                  2,401         2,458
France Telecom:
8.70% 2006                                                                                                      500           532
9.25% 2011                                                                                                    1,750         1,909
Pemex Project Funding Master Trust:
Series A, 7.875% 2009 (1)                                                                                     1,350         1,360
7.875% 2009                                                                                                     500           504
9.125% 2010                                                                                                     500           534
Household Finance Corp.:
6.40% 2008 (4)                                                                                                1,000           969
6.375% 2011                                                                                                     500           465
6.75% 2011                                                                                                      830           793
Dominican Republic:
9.50% 2006 (1)                                                                                                1,850         1,947
9.50% 2006                                                                                                      250           263
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated) (1)  (2)                       200           173
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (1)  (2)                           2,125         1,932
Deutsche Telekom International Finance BV:
8.50% 2010                                                                                                      500           548
9.25% 2032                                                                                                    1,300         1,511
Banque Centrale de Tunisie 7.375% 2012                                                                        2,000         1,995
AT&T Wireless Services, Inc.:
7.875% 2011                                                                                                     200           154
8.125% 2012                                                                                                     850           654
8.75% 2031                                                                                                    1,500         1,080
Radio One, Inc., Series B, 8.875% 2011                                                                        1,750         1,833
Cumulus Media Inc.:
10.375% 2008                                                                                                    250           265
Series A, 13.75% preferred 2009  (4) (7) (8)                                                           1,403 shares         1,537
Oregon Steel Mills, Inc. 10.00% 2009 (1)                                                                  US$ 1,750         1,759
AT&T Corp.:
6.50% 2006                                                                                                      250           247
7.30% 2011                                                                                                      500           485
8.00% 2031                                                                                                    1,100         1,017
Premier Parks Inc.:
9.75% 2007                                                                                                      750           662
0%/10.00% 2008 (6)                                                                                              750           626
Six Flags, Inc. 9.50% 2009                                                                                      500           432
Young Broadcasting Inc.:
Series B, 9.00% 2006                                                                                            170           161
Series B, 8.75% 2007                                                                                          1,530         1,385
10.00% 2011                                                                                                     170           154
Charter Communications Holdings, LLC:
0%/11.75% 2010 (6)                                                                                            1,000           410
11.125% 2011 (4)                                                                                              2,000         1,280
Skandinaviska Enskilda Banken AB 6.875% 2009 (4)                                                              1,500         1,686
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  1,790         1,684
Solectron Corp.:
9.625% 2009                                                                                                   1,500         1,245
0% LYON convertible notes 2020                                                                                  226           131
0% LYON convertible notes 2020                                                                                  750           297
Allied Waste North America, Inc.:
Series B, 8.875% 2008                                                                                           250           244
10.00% 2009 (4)                                                                                               1,500         1,395
American Tower Corp. 9.375% 2009 (4)                                                                          2,550         1,504
J.C. Penney Co., Inc.:
7.05% 2005                                                                                                      500           485
7.60% 2007                                                                                                      600           579
8.25% 2022 (5)                                                                                                  500           427
Hard Rock Hotel, Inc., Series B, 9.25% 2005 (4)                                                               1,500         1,479
Earle M. Jorgensen Co. 9.75% 2012                                                                             1,500         1,470
Ukraine Government 11.00% 2007 (5)                                                                            1,386         1,444
PETRONAS Capital Ltd. 7.00% 2012 (1)                                                                          1,300         1,441
Ameristar Casinos, Inc. 10.75% 2009 (4)                                                                       1,250         1,378
AOL Time Warner Inc.:
6.875% 2012                                                                                                   1,000           910
7.70% 2032                                                                                                      500           424
Barclays Bank PLC 6.86% (undated) (1) (2)                                                                     1,350         1,324
Sinclair Capital 11.625% preferred 2009  (4)                                                           2,500 shares         1,322
TFM, SA de CV:
10.25% 2007                                                                                                 US$ 450           426
12.50% 2012 (1)                                                                                                 870           846
12.50% 2012                                                                                                      50            49
LBI Media, Inc. 10.125% 2012 (1)                                                                              1,250         1,277
Nextel Partners, Inc.:
12.50% 2009                                                                                                     250           176
0%/14.00% 2009 (4) (6)                                                                                        1,798           935
11.00% 2010                                                                                                     250           165
Riverwood International Corp. 10.875% 2008 (4)                                                                1,250         1,256
Qwest Capital Funding, Inc.:
5.875% 2004                                                                                                     200           136
7.75% 2006                                                                                                      875           455
7.00% 2009                                                                                                      100            45
7.90% 2010                                                                                                      250           114
7.25% 2011                                                                                                    1,015           447
British Telecommunications PLC:
8.375% 2010                                                                                                     500           585
8.875% 2030                                                                                                     500           596
Cinemark USA, Inc., Series B, 9.625% 2008                                                                     1,250         1,169
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2, 10.98% 2031 (1) (4) (5)                1,000         1,166
Vodafone Group PLC 7.75% 2010                                                                                 1,000         1,131
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        1,000         1,126
Peco Energy Transition Trust, Series 1999-A, Class A6, 6.05% 2009 (5)                                         1,000         1,105
Sears Roebuck Acceptance Corp. 7.00% 2007                                                                     1,000         1,101
Hollywood Casino Corp. 11.25% 2007 (4)                                                                        1,000         1,090
Pogo Producing Co. 10.375% 2009                                                                               1,000         1,087
Viacom Inc. 6.40% 2006                                                                                        1,000         1,081
Newfield Exploration Co. 8.375% 2012                                                                          1,000         1,062
Panama (Republic of):
10.75% 2020                                                                                                     750           756
8.875% 2027                                                                                                     325           305
Dow Chemical Co. 5.75% 2008                                                                                   1,000         1,052
Gray Communications Systems, Inc. 9.25% 2011                                                                  1,000         1,025
Stoneridge, Inc. 11.50% 2012                                                                                  1,000         1,025
NMHG Holding Co. 10.00% 2009                                                                                  1,000         1,015
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                                        1,000         1,010
Sun Media Corp. 9.50% 2007 (4)                                                                                1,000         1,006
Burns Philp Capital Pty Ltd. 9.75% 2012 (1)                                                                   1,000           997
Eldorado Resorts LLC 10.50% 2006 (4)                                                                          1,000           996
General Motors Acceptance Corp. 7.25% 2011 (4)                                                                1,000           995
Dura Operating Corp., Series B, 8.625% 2012                                                                   1,000           995
Terex Corp. 9.25% 2011                                                                                        1,000           980
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                                 1,000           975
HMH Properties, Inc., Series A, 7.875% 2005                                                                   1,000           960
Georgia-Pacific Corp. 7.50% 2006                                                                              1,125           934
Sbarro, Inc. 11.00% 2009                                                                                      1,000           915
Aurora Foods Inc., Series B, 9.875% 2007 (4)                                                                  1,500           907
Univision Communications Inc. 7.85% 2011 (4)                                                                    835           903
Western Oil Sands Inc. 8.375% 2012                                                                              900           900
MeriStar Hospitality Operating Partnership, MeriStar Hospitality Finance Corp. III 9.125% 2011                1,000           895
Carmike Cinemas, Inc., Series B, 10.375% 2009                                                                 1,000           890
SBA Communications Corp. 0%/12.00% 2008 (4) (6)                                                               1,725           888
Continental Airlines, Inc.: (5)
Series 1998-1, Class B, 6.748% 2018                                                                             402           310
Series 2000-1, Class A-1, 8.048% 2022                                                                           614           565
Ford Motor Credit Co. 7.375% 2011                                                                               750           707
Ford Motor Company Capital Trust II 6.50% cumulative convertible trust preferred 2032                         4,100           165
Guatemala (Republic of) 10.25% 2011 (1)                                                                         750           864
Micron Technology, Inc. 6.50% 2005 (1)                                                                        1,000           850
Owens-Illinois, Inc.:
7.35% 2008                                                                                                      400           342
7.50% 2010                                                                                                      600           504
Argosy Gaming Co. 10.75% 2009                                                                                   750           814
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                          500           400
Southern Natural Gas Co. 8.00% 2032                                                                             500           409
Gap, Inc.:
6.90% 2007                                                                                                      155           136
10.55% 2008                                                                                                     650           652
UCAR Finance Inc. 10.25% 2012                                                                                   825           788
YUM Brands, Inc. 7.70% 2012                                                                                     750           776
Capital One Financial Corp. 8.75% 2007                                                                          875           774
KSL Recreation Group, Inc. 10.25% 2007                                                                          750           769
SpectraSite Holdings, Inc., Series B:  (9)
0%/12.00% 2008 (4) (6)                                                                                        2,000           380
10.75% 2010                                                                                                     250            54
12.50% 2010                                                                                                     250            55
0%/12.875% 2010 (6)                                                                                           1,750           280
Buffets, Inc. 11.25% 2010 (1)                                                                                   750           769
Tyco International Group SA 6.375% 2011                                                                         900           738
Gillette Co. 4.00% 2005                                                                                         700           734
Regal Cinemas Corp., Series B, 9.375% 2012                                                                      700           721
Hollinger Participation Trust 12.125% 2010 (1)  (2)  (8)                                                        795           696
Delhaize America, Inc. 8.125% 2011                                                                              788           695
Salton/Maxim Housewares, Inc. 10.75% 2005 (4)                                                                   750           694
Mission Energy Holding Co. 13.50% 2008                                                                          500           150
Edison Mission Energy 7.73% 2009 (4)                                                                          1,200           534
State of Qatar 9.75% 2030                                                                                       500           619
Airplanes Pass Through Trust, Class C, 8.15% 2019 (4) (5) (10)                                                2,472           569
Williams Companies, Inc.:
9.25% 2004                                                                                                      175           131
7.625% 2019                                                                                                     500           280
8.75% 2032 (1)                                                                                                  250           147
Hanvit Bank 11.75% 2010 (2) (4)                                                                                 475           556
Columbia/HCA Healthcare Corp. 8.85% 2007                                                                        485           551
CIT Group Holdings 7.75% 2012                                                                                   500           544
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)  (5)                                                493           531
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                            500           526
Stone Container Corp. 9.75% 2011                                                                                500           522
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                                     500           522
Verizon Global Funding Corp. 6.125% 2007                                                                        500           521
Pegasus Aviation Lease Securitization, Series 2000-1, Class A-1, 2.29% 2031 (1) (2) (5)                         525           501
Dillard's, Inc. 6.43% 2004                                                                                      500           493
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.513% 2027 (1) (2) (5)                            418           452
AES Corp. 9.50% 2009                                                                                            825           429
Clark Refining & Marketing, Inc. 8.875% 2007                                                                    500           427
Turkey (Republic of) 11.875% 2030                                                                               500           420
Peru (Republic of):
9.125% 2012 (1)                                                                                                 300           245
Past Due Interest Eurobond 4.50% 2017 (2)  (5)                                                                  245           167
AK Steel Holding Corp. 7.75% 2012 (1)                                                                           375           373
Northwest Airlines, Inc. 9.875% 2007                                                                            750           371
LSI Logic Corp. 4.00% convertible subordinated notes 2005                                                       420           351
CFW Communications Co. 13.00% 2010                                                                            1,000           350
Nextel Communications, Inc. 12.00% 2008                                                                         400           336
Argentina (Republic of):  (9)
11.00% 2006                                                                                                      25             6
11.75% 2009                                                                                                     810           174
11.375% 2017                                                                                                     30             6
12.25% 2018 (5)  (8)                                                                                            239            44
12.00% 2031 (5)  (8)                                                                                            461            85
Brazil (Federal Republic of):
Bearer 8.00% 2014 (5)  (8)                                                                                      431           213
11.00% 2040                                                                                                     200            89
Telstra Corp. Ltd 6.375% 2012                                                                                   250           277
Nortel Networks Ltd. 6.125% 2006                                                                                750           270
Dobson Communications Corp.:  (7)  (8)
12.25% senior exchangeable preferred 2008                                                                600 shares           132
13.00% senior exchangeable preferred 2009                                                                       607           134
J.P. Morgan Chase & Co. 5.35% 2007                                                                          US$ 250           263
Motorola, Inc. 8.00% 2011                                                                                       250           247
Jamaican Government 10.625% 2017                                                                                250           246
Tokai Preferred Capital Co. LLC, Series A, 9.98%/11.091% noncumulative preferred
(undated) (1) (2) (6)                                                                                           250           228
PDVSA Finance Ltd. 6.65% 2006 (5)                                                                               250           224
Waste Management, Inc. 7.375% 2010                                                                              200           211
TriQuint Semiconductor, Inc. 4.00% convertible subordinated notes 2007                                          280           208
Constellation Brands, Inc. 8.50% 2009                                                                           200           205
Levi Strauss & Co. 11.625% 2008                                                                                 225           181
TeleWest PLC 11.00% 2007 (9)                                                                                  1,000           170
Venezuela (Republic of) 9.25% 2027                                                                              245           164
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
MBIA Insured, 5.70% 2023 (1)  (5)                                                                               140           150
Government National Mortgage Assn.:  (5)
8.5% 2021                                                                                                        61            67
6.5% 2029                                                                                                        61            64
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                              100            75
Saks Inc. 7.375% 2019                                                                                           100            74
Petrozuata Finance, Inc., Series B, 8.22% 2017 (1)  (5)                                                         100            69
Key3Media Group, Inc. 11.25% 2011 (9)                                                                           625            69
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (9)                                                                375            45
Cricket Communications, Inc. 6.1875% 2007 (2)  (9)                                                               55            11
                                                                                                                          216,060

Total fixed-income securities (cost: $576,835,000)                                                                        551,827

                                                                                                                           Market
                                                                                                             Shares         value
Equity-related securities                                                                                                    (000)

Warrants  -  0.00% (7) (10)
NTELOS, Inc., warrants, expire 2010                                                                           1,000             -
GT Group Telecom Inc., warrants, expire 2010  (1)                                                             1,000             -

Total equity-related securities (cost: $54,000)                                                                                 -


                                                                                                          Principal        Market
                                                                                                             amount         value
Short-term securities                                                                                          (000)         (000)

Corporate short-term notes  -  3.62%
UBS Finance (Delaware) LLC 1.97% due 10/1/2002                                                            US$ 8,900        $8,899
ING (U.S.) Funding LLC 1.75% due 10/01/2002                                                                   5,000         5,000
Svenska Handelsbanken 1.76% due 10/7/2002                                                                     5,000         4,998
HBOS Treasury Services 1.78% due 10/22/2002                                                                   2,000         1,998
                                                                                                                           20,895

Federal agency discount notes  -  0.61%
Federal Home Loan Banks 1.65% due 10/23/2002 (4)                                                              3,500         3,496
                                                                                                                            3,496

Total short-term securities (cost: $24,391,000)                                                                            24,391


Total investment securities (cost: $601,280,000)                                                                          576,218
Excess of cash and receivables over payables                                                                                  870

Net assets                                                                                                               $577,088

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Pass-through securities backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturities
    are shorter than the stated maturities.
(6) Step bond; coupon rate will increase at a later date.
(7) Non-income-producing security.
(8) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(9) Scheduled interest payments not made; reorganization pending.
(10) Valued under fair value procedures adopted by authority of the Board of Directors.

See Notes to Financial Statements


Capital World Bond Fund
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at September 30, 2002

Assets:
Investment securities at market (cost: $601,280)                                                       $576,218
Cash                                                                                                        376
Receivables for:
Sales of investments                                                           $5,513
Sales of fund's shares                                                          2,759
Open forward currency contracts                                                   322
Closed forward currency contracts                                                 602
Dividends and interest                                                         12,344                    21,540
Other assets                                                                                                 71
                                                                                                        598,205
Liabilities:
Payables for:
Purchases of investments                                                       17,281
Repurchases of fund's shares                                                      979
Open forward currency contracts                                                   704
Closed forward currency contracts                                               1,668
Investment advisory services                                                      262
Services provided by affiliates                                                   178
Deferred Directors' compensation                                                   32
Other fees and expenses                                                            13                    21,117
Net assets at September 30, 2002                                                                       $577,088

Net assets consist of:
Capital paid in on shares of capital stock                                                             $607,084
Undistributed net investment income                                                                       5,458
Accumulated net realized loss                                                                           (10,204)
Net unrealized depreciation                                                                             (25,250)
Net assets at September 30, 2002                                                                       $577,088

Total authorized capital stock - 200,000 shares, $0.001 par value
                                                      Net assets   Shares outstanding Net asset value per share
                                                                                                                  (1)
Class A                                                 $516,475               33,106                    $15.60
Class B                                                   18,386                1,185                     15.52
Class C                                                   10,607                  685                     15.48
Class F                                                   15,156                  974                     15.55
Class 529-A                                                1,578                  101                     15.63
Class 529-B                                                  432                   28                     15.56
Class 529-C                                                  899                   58                     15.56
Class 529-E                                                   71                    5                     15.59
Class 529-F                                                    1                   -*                     15.60
Class R-1                                                    125                    8                     15.57
Class R-2                                                     26                    2                     15.57
Class R-3                                                     52                    3                     15.59
Class R-4                                                      1                   -*                     15.63
Class R-5                                                 13,279                  850                     15.62
* Amount less than one thousand.
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $16.21 and $16.24, respectively.


See Notes to Financial Statements



Statement of operations
for the year ended September 30, 2002
(dollars in thousands)
Investment income:
Income:
Interest (net of non-U.S. withholding tax of $62)                                     $27,634
Dividends                                                                                 352                   $27,986

Fees and expenses:
Investment advisory services                                                            2,469
Distribution services                                                                   1,199
Transfer agent services                                                                   541
Administrative services                                                                    32
Reports to shareholders                                                                    97
Registration statement and prospectus                                                     144
Postage, stationery and supplies                                                           75
Directors' compensation                                                                    15
Auditing and legal                                                                         76
Custodian                                                                                 126
State and local taxes                                                                      11
Other                                                                                       1                     4,786
Net investment income                                                                                            23,200

Net realized loss and unrealized
appreciation on investments
and non-U.S. currency:
Net realized loss on:
Investments                                                                           (15,308)
Non-U.S. currency transactions                                                           (967)                  (16,275)
Net unrealized appreciation on:
Investments                                                                            29,331
Non-U.S. currency translations                                                            274                    29,605
Net realized loss and
unrealized appreciation
on investments and non-U.S. currency                                                                             13,330
Net increase in net assets resulting
from operations                                                                                                 $36,530



See Notes to Financial Statements



Statement of changes in net assets
(dollars in thousands)
                                                                                         Year                     ended
                                                                                 September 30
                                                                                         2002                      2001
Operations:
Net investment income                                                                 $23,200                   $22,079
Net realized loss on investments and
non-U.S. currency transactions                                                        (16,275)                  (13,888)
Net unrealized appreciation
on investments and non-U.S. currency translations                                      29,605                    16,127
Net increase in net assets
resulting from operations                                                              36,530                    24,318


Dividends paid to shareholders from net investment income                              (8,745)                  (11,139)

Capital share transactions                                                            141,198                   (22,832)

Total increase (decrease) in net assets                                               168,983                    (9,653)

Net assets:
Beginning of year                                                                     408,105                   417,758
End of year (including undistributed
net investment income: $5,458 and $2,370,
respectively)                                                                        $577,088                  $408,105


See Notes to Financial Statements



Notes to financial statements


1.       Organization and significant accounting policies

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. For the year ended September 30, 2002, non-U.S. taxes paid on realized gains were $37,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; net capital losses and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2002, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $5,108,716,000.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $38,265
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2001 through September 30, 2002                                                                               (7,888)
Short-term and long-term capital loss deferrals
                                                                                                            (390,041)
Gross unrealized appreciation on investment securities
                                                                                                              132,859
Gross unrealized depreciation on investment securities                                                    (1,198,435)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $9,548,000 and $167,849,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $212,644,000 that were realized during the period November 1, 2001 through September 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):


Year ended September 30, 2002
                                                                                                   Distributions    Total
                                    Distributions from ordinary income                             from long-term   distributions
Share class                   Net investment income and currency gains  Short-term capital gains   capital gains    paid

Class A                                                        $ 8,455                         -            -        $ 8,455
Class B                                                             97                         -            -             97
Class C                                                             42                         -            -             42
Class F                                                            124                         -            -            124
Class 529-A(1)                                                       3                         -            -              3
Class 529-B(1)                                                       1                         -            -              1
Class 529-C(1)                                                       1                         -            -              1
Class 529-E(1)                                                      -*                         -            -             -*
Class R-5(2)                                                        22                         -            -             22
Total                                                          $ 8,745                         -            -        $ 8,745

Year ended September 30, 2001
                                                                                                    Distributions    Total
                                    Distributions from ordinary income                              from long-term   distributions
Share class                   Net investment income and currency gains  Short-term capital gains    capital gains    paid
Class A                                                       $ 11,089                         -            -        $ 11,089
Class B                                                             40                         -            -              40
Class C(3)                                                           1                         -            -               1
Class F(3)                                                           9                         -            -               9
Total                                                         $ 11,139                         -            -        $ 11,139

* Amount less than one thousand.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-5 shares was offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $25,000,000. For the year ended September 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.454% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.



         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $2,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended September 30, 2002, were as follows (dollars in thousands):

         ----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         ----------------------------------------------------------------------
             Class A          $9,796           $2,941         Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class B           2,305             222          Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class C           1,735                               $321





                                              Included
                                                 in
                                           administrative
                                              services
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
             Class F            253                                 203
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-A           7                                   7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-B           5                                   2
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-C          15                                  4
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-E           1                                  -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-F           -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-1            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-2            -*                                  1
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-3            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-4            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-5     Not applicable                            12
         ----------------------------------------------------------------------
         *Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended September 30, 2002

                                                      Reinvestments of dividends
Share class                       Sales(1)                     and distributions            Repurchases(1)              Net increase
                                   Amount     Shares         Amount       Shares      Amount        Shares     Amount        Shares

Class A                         $ 226,505     14,861        $ 7,414          503  $ (141,876)       (9,493)  $ 92,043         5,871
Class B                            14,971        988             83            6      (1,689)         (112)    13,365           882
Class C                            10,217        679             40            3      (1,670)         (113)     8,587           569
Class F                            18,695      1,247             98            7      (7,726)         (517)    11,067           737
Class 529-A(2)                      1,595        105              3           -*         (64)           (4)     1,534           101
Class 529-B(2)                        421         28              1           -*          (1)           -*        421            28
Class 529-C(2)                        880         58              1           -*          -*            -*        881            58
Class 529-E(2)                         70          5             -*           -*          -*            -*         70             5
Class 529-F(2)                          1         -*              -            -           -             -          1            -*
Class R-1(3)                          123          8              -            -           -             -        123             8
Class R-2(3)                           26          2              -            -          (1)           -*         25             2
Class R-3(3)                          216         14              -            -        (165)          (11)        51             3
Class R-4(3)                            1         -*              -            -           -             -          1            -*
Class R-5(3)                       13,091        854             21            1         (83)           (5)    13,029           850
Total net increase
   (decrease) in fund           $ 286,812     18,849        $ 7,661          520  $ (153,275)      (10,255) $ 141,198         9,114

Year ended September 30, 2001                         Reinvestments of dividends                                     Net (decrease)
Share class                       Sales(1)                     and distributions            Repurchases(1)                increase
                                   Amount     Shares         Amount       Shares      Amount        Shares     Amount        Shares
Class A                          $ 70,607      4,892        $ 9,756          686  $ (111,323)       (7,753) $ (30,960)       (2,175)
Class B                             3,400        236             35            2        (414)          (29)     3,021           209
Class C(4)                          1,862        129              1           -*        (185)          (13)     1,678           116
Class F(4)                          3,511        243              8            1         (90)           (6)     3,429           238
Total net increase
   (decrease) in fund            $ 79,380      5,500        $ 9,800          689  $ (112,012)       (7,801) $ (22,832)       (1,612)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.


6. Forward currency contracts

As of September 30, 2002, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


Non-U.S.                                     Contract amount                                U.S. valuations at September 30, 2002
currency                                 -------------------          -------------   -------------------           -------------
contracts                                                                                                              Unrealized
                                                    Non-U.S.                   U.S.                Amount           (depreciation)
                                                                                                                     appreciation
                                                        (000)                  (000)                 (000)                   (000)
--------------------------             ---------------------      -----------------     -----------------     -------------------


Purchases:

Canadian Dollars
expiring 11/6/2002                                   C$1,530                   $993                  $964                    $(29)

Danish Kroner
expiring 10/3 to 11/1/2002                        DKr166,591                 22,435                22,121                    (314)

Euros
expiring 10/18/2002-2/24/2003                    Euro 11,032                 10,794                10,866                      72

Japanese Yen
expiring 10/17-10/31/2002                        Yen 587,424                  4,981                 4,834                    (147)

Swedish Kronor
expiring 10/31-11/29/2002                          SKr62,153                  6,585                 6,673                      88

                                                                -------------------   -------------------     -------------------
                                                                             45,788                45,458                    (330)
                                                                -------------------   -------------------     -------------------
Sales:

Australian Dollars
expiring 10/18-12/20/2002                            A$8,117                  4,443                 4,390                      53

Euros
expiring 10/31-12/18/2002                        Euro 10,400                 10,129                10,248                    (119)

Japanese Yen
expiring 12/20/2002                              Yen 258,000                  2,130                 2,128                       2

New Zealand Dollars
expiring 10/15-12/23/2002                          NZ$19,355                  9,071                 9,027                      44

Norwegian Kroner
expiring 1/31/2003                                  NOK6,000                    763                   795                     (32)

                                                                -------------------   -------------------     -------------------
                                                                             26,536                26,588                     (52)
                                                                -------------------   -------------------     -------------------

Forward currency contracts - net                                                                                            $(382)


7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2002, the total value of restricted securities was $511,554,000, which represents 12.49% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, $2,634,102,000 and $1,215,843,000, respectively, during the year ended September 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2002, the custodian fee of $92,000 was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                 Income from investment operations(2)
                                                                                Net
                                         Net asset                    gains (losses)                   Dividends
                                            value,            Net     on securities     Total from     (from net
                                         beginning     investment    (both realized     investment    investment
                                         of period         income    and unrealized)    operations        income)

Class A:
Year ended 9/30/2002                        $14.63           $.80              $.49          $1.29         $(.32)
Year ended 9/30/2001                         14.16            .79               .07            .86          (.39)
Year ended 9/30/2000                         15.41            .68             (1.26)          (.58)         (.60)
Year ended 9/30/1999                         16.32            .84              (.88)          (.04)         (.55)
Year ended 9/30/1998                         16.40            .43               .57           1.00          (.80)
Class B:
Year ended 9/30/2002                         14.59            .70               .47           1.17          (.24)
Year ended 9/30/2001                         14.12            .71               .04            .75          (.28)
Period from 3/15/2000 to 9/30/2000           14.74            .28              (.63)          (.35)         (.27)
Class C:
Year ended 9/30/2002                         14.54            .69               .47           1.16          (.22)
Period from 3/15/2001 to 9/30/2001           14.50            .42              (.34)           .08          (.04)
Class F:
Year ended 9/30/2002                         14.59            .80               .47           1.27          (.31)
Period from 3/16/2001 to 9/30/2001           14.44            .49              (.26)           .23          (.08)
Class 529-A:
Period from 2/15/2002 to 9/30/2002           14.48            .50               .81           1.31          (.16)
Class 529-B:
Period from 2/25/2002 to 9/30/2002           14.42            .41               .85           1.26          (.12)
Class 529-C:
Period from 2/28/2002 to 9/30/2002           14.43            .41               .85           1.26          (.13)
Class 529-E:
Period from 5/16/2002 to 9/30/2002           14.81            .29               .56            .85          (.07)
Class 529-F:
Period from 9/17/2002 to 9/30/2002           15.48            .03               .09            .12             -
Class R-1:
Period from 6/28/2002 to 9/30/2002           15.32            .18               .07            .25             -
Class R-2:
Period from 7/9/2002 to 9/30/2002            15.34            .17               .06            .23             -
Class R-3:
Period from 7/16/2002 to 9/30/2002           15.50            .16              (.07)           .09             -
Class R-4:
Period from 8/15/2002 to 9/30/2002           15.28            .20               .15            .35             -
Class R-5:
Period from 5/15/2002 to 9/30/2002           14.79            .34               .58            .92          (.09)


                                               Dividends and distributions


                                           Distributions                    Net asset                Net assets,
                                           (from capital           Total   value, end      Total   end of period
CLASS A:                                           gains)  distributions    of period   return(3)   (in millions)

Year ended 9/30/2002                              $ -           $(.32)      $15.60      8.97%            $517
Year ended 9/30/2001                                -            (.39)       14.63       6.18             399
Year ended 9/30/2000                             (.07)           (.67)       14.16      (3.89)            416
Year ended 9/30/1999                             (.32)           (.87)       15.41       (.32)            554
Year ended 9/30/1998                             (.28)          (1.08)       16.32       6.42             645
CLASS B:
Year ended 9/30/2002                                -            (.24)       15.52       8.10              18
Year ended 9/30/2001                                -            (.28)       14.59       5.35               4
Period from 3/15/2000 to 9/30/2000                  -            (.27)       14.12      (2.34)              1
CLASS C:
Year ended 9/30/2002                                -            (.22)       15.48       8.10              11
Period from 3/15/2001 to 9/30/2001                  -            (.04)       14.54        .58               2
CLASS F:
Year ended 9/30/2002                                -            (.31)       15.55       8.87              15
Period from 3/16/2001 to 9/30/2001                  -            (.08)       14.59       1.60               3
CLASS 529-A:
Period from 2/15/2002 to 9/30/2002                  -            (.16)       15.63       9.08               2
CLASS 529-B:
Period from 2/25/2002 to 9/30/2002                  -            (.12)       15.56       8.80            - (4)
CLASS 529-C:
Period from 2/28/2002 to 9/30/2002                  -            (.13)       15.56       8.76               1
CLASS 529-E:
Period from 5/16/2002 to 9/30/2002                  -            (.07)       15.59       5.77            - (4)
CLASS 529-F:
Period from 9/17/2002 to 9/30/2002                  -               -        15.60        .77            - (4)
CLASS R-1:
Period from 6/28/2002 to 9/30/2002                  -               -        15.57       1.63            - (4)
Class R-2:
Period from 7/9/2002 to 9/30/2002                   -               -        15.57       1.50            - (4)
Class R-3:
Period from 7/16/2002 to 9/30/2002                  -               -        15.59        .58            - (4)
Class R-4:
Period from 8/15/2002 to 9/30/2002                  -               -        15.63       2.29            - (4)
Class R-5:
Period from 5/15/2002 to 9/30/2002                  -            (.09)       15.62       6.20              13


                                            Ratio of             Ratio of
                                            expenses           net income
                                          to average           to average
                                          net assets           net assets
CLASS A:                                    1.08%                5.38%
Year ended 9/30/2002                         1.12                 5.46
Year ended 9/30/2001                         1.12                 4.66
Year ended 9/30/2000                         1.08                 4.66
Year ended 9/30/1999                         1.06                 5.15
Year ended 9/30/1998
CLASS B:                                     1.84                 4.65
Year ended 9/30/2002                         1.85                 4.92
Year ended 9/30/2001                         1.81      (5)        3.99   (5)
Period from 3/15/2000 to 9/30/2000
CLASS C:                                     1.90                 4.60
Year ended 9/30/2002                         1.98      (5)        5.34   (5)
Period from 3/15/2001 to 9/30/2001
CLASS F:                                     1.16                 5.34
Year ended 9/30/2002                         1.20      (5)        6.30   (5)
Period from 3/16/2001 to 9/30/2001
CLASS 529-A:                                 1.25      (5)        5.26   (5)
Period from 2/15/2002 to 9/30/2002
CLASS 529-B:                                 2.00      (5)        4.51   (5)
Period from 2/25/2002 to 9/30/2002
CLASS 529-C:                                 1.99      (5)        4.53   (5)
Period from 2/28/2002 to 9/30/2002
CLASS 529-E:                                  .54                 1.92
Period from 5/16/2002 to 9/30/2002
CLASS 529-F:                                    -      (6)         .20
Period from 9/17/2002 to 9/30/2002
CLASS R-1:                                    .47      (7)        1.17
Period from 6/28/2002 to 9/30/2002
CLASS R-2:                                    .42      (7)        1.08
Period from 7/9/2002 to 9/30/2002
CLASS R-3:                                    .32      (7)        1.02
Period from 7/16/2002 to 9/30/2002
CLASS R-4:                                      -      (6) (7)    1.32
Period from 8/15/2002 to 9/30/2002
CLASS R-5:                                    .29                 2.17
Period from 5/15/2002 to 9/30/2002


Portfolio turnover rate for all classes of shares
Year ended September 30
2002              2001           2000           1999             1998
48%               61%            52%           129%             101%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) Amount less than .01 percent.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.  Had CRMC not paid such fees, expense ratios would have been .54%, 1.71%, .56% and 35.47%
 for Class R-1, Class R-2, Class R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Independent auditors' report

To the Board of Trustees and Shareholders of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 4, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1.7% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, .92% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F, CLASS 529 AND CLASS R

                                                                                                 Life
Returns for periods ended September 30, 2002:                                 1 year           of class
CLASS B SHARES
     Reflecting applicable contingent deferred sales
         charge (CDSC), maximum of 5%, payable only
         if shares are sold within six years of purchase                      +3.10%           +2.77%1
     Not reflecting CDSC                                                      +8.10%           +4.26%1

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only
         if shares are sold within one year of purchase                       +7.10%           +5.56%2
     Not reflecting CDSC                                                      +8.10%           +5.56%2

CLASS F SHARES
     Not reflecting annual asset-based fee
         charged by sponsoring firm                                           +8.87%           +6.75%3

CLASS 529 AND CLASS R SHARES
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares first sold. 2 Average annual compound return from March 15, 2001, when Class C shares first sold. 3 Average annual compound return from March 16, 2001, when Class F shares first sold.


BOARD OF DIRECTORS

"Non-interested" Directors

                                             Year first
                                               elected
                                             a Director
Name and age                                of the fund1      Principal occupation(s) during past five years

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 68                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.; former
                                                              Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Diane C. Creel, 54                              1994          President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989          Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994          President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 68                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" DIRECTORS

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 68

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 54                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16           None

Leonard R. Fuller, 56                            14           None

Richard G. Newman, 68                            13           Southwest Water Company

Frank M. Sanchez, 59                             12           None


 "INTERESTED" DIRECTORS4

                                             Year first
                                              elected a
                                             Director or        Principal occupation(s) during past five years
           Name, age and                       officer          and positions held with affiliated entities or
           position with fund               of the fund1        the principal underwriter of the fund

Paul G. Haaga, Jr., 53                          1987            Executive Vice President and Director,
Chairman of the Board                                           Capital Research and Management Company; Director, American Funds
                                                                Distributors, Inc.5

Abner D. Goldstine, 72                          1987            Senior Vice President and Director, Capital
President                                                       Research and Management Company

Don R. Conlan, 66                               1996            President (retired), The Capital Group
                                                                Companies, Inc.5



                                          Number of boards
                                           within the fund
Name, age and                             complex2 on which
position with fund                         Director serves      Other directorships3 held by Director

Paul G. Haaga, Jr., 53                           17             None
Chairman of the Board

Abner D. Goldstine, 72                           12             None
President

Don R. Conlan, 66                                 7             None

The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention:
Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Mark H. Dalzell, 48                             1998          Vice President-- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

Thomas H. Hogh, 39                              2001          Vice President, Capital International Research, Inc.5
Vice President

Julie F. Williams, 54                           1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 34                           2002          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American FundsSM]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. WBF-011-1102
Litho in USA WG/INS/5945

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